SECOND AMENDMENT TO
                  REVOLVING LINE OF CREDIT LOAN AGREEMENT, TERM
                      LOAN AGREEMENT AND SECURITY AGREEMENT

      THIS SECOND AMENDMENT TO REVOLVING LINE OF CREDIT LOAN AGREEMENT, TERM LOAN AGREEMENT AND SECURITY AGREEMENT (the "Second Amendment") is made as of December 31, 1998, by and between United Industrial Corporation, a Delaware corporation, having an address of 18 E. 48th Street, New York, New York 10017, and the other Persons signing below as the Borrower (collectively, the "Borrower"), and FIRST UNION COMMERCIAL CORPORATION, a North Carolina corporation, having an address of 1970 Chain Bridge Road, McLean, Virginia 22101 ("Lender").

                                    RECITALS

      A. The Borrower and the Lender are parties to a Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement, dated as of June 11, 1997 (the "Loan Agreement"), as amended by First Amendment to Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement (the "First Amendment") made as of October 1, 1998 (said agreement, as so amended, being hereinafter called the "Loan Agreement").

      B. The Borrower has requested that the Lender agree to amend certain of the covenants contained in the Loan Agreement, and the Lender has agreed to the Borrower's request.

                                   AGREEMENTS

      NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

1. Paragraph d of Section 6.14 of the Loan Agreement is amended by revising the Tangible Net Worth requirements for the quarters ending December 31, 1998 and thereafter as follows:

      Borrower shall maintain a minimum Tangible Net Worth of Seventy Million Dollars ($70,000,000.00) as of December 31, 1998; provided, that the required minimum Tangible Net Worth shall increase by One Million, Five Hundred Thousand Dollars ($1,500,000.00) on the last day of each calendar quarter commencing March 31, 1999 and continuing on the last day of each subsequent calendar quarter to and including March 31, 2000.

2. The second sentence of Section 7.5 of the Loan Agreement is deleted in its entirety and replaced with the following:

      Notwithstanding the foregoing: (i) Borrower may make investments in or loans to

      ETI, provided that the aggregate amount of all of Borrower's loans to or investments in ETI shall at no time exceed the sum of Seventeen Million Dollars ($17,000,000.00) and provided, further, that any guaranty of an indebtedness of ETI or other contingent contractual obligations arising out of an obligation of ETI shall be considered an investment in ETI for purposes of the foregoing limitation, but contingent liabilities incurred under indemnity agreements given to induce a surety to issue a performance or payment bond required of ETI in connection with a contract to provide goods or services to one of ETI's customers shall not be considered an investment in ETI for purposes of the foregoing limitation; (ii) Borrower may make investments in or loans to PUI, provided that the aggregate amount of all of Borrower's loans to or investments in PUI shall at no time exceed the sum of Five Million Dollars ($5,000,000.00) and provided, further, that any guaranty of an indebtedness of PUI or other contingent contractual obligations arising out of an obligation of PUI shall be considered an investment in PUI for purposes of the foregoing limitation;
      (iii) Borrower may make investments in repurchase obligations with a term of not more than seven days entered into with First Union Commercial Corporation or with any commercial bank chartered in the United States and having its deposits insured by the Federal Deposit Insurance Corporation; and (iv) Borrower may make investments in marketable securities regularly traded on a national stock exchange or on NASDAQ.

3. For the quarters ending December 31, 1998, through September 30, 1999, clause
(i) of the definition of Debt Service Coverage Ratio contained in Section 1.1 of the Loan Agreement shall read as follows:

      (i) the sum of EBIT plus non-cash expenses (i.e., depreciation and amortization), less cash dividends, less Ten Million Dollars ($10,000,000.00) and less cash taxes,

however, the foregoing amendment to the definition of Debt Service Coverage Ratio shall not apply to any quarter prior to the quarter ending December 31, 1998 or after the quarter ending September 30, 1999. For calendar quarters ending December 31, 1999, and thereafter, the definition of Debt Service Coverage Ratio shall remain as stated initially in the Loan Agreement.

4. The Borrower warrants and represents to the Lender that:

      a. Borrower has the power and authority to enter into this Second Amendment, to perform its obligations hereunder, to execute all documents being executed and delivered in connection herewith, and to incur the obligations provided for herein, all of which have been duly authorized and approved in accordance with the Borrower's organizational documents;

      b. This Second Amendment, together with all documents executed in connection herewith or pursuant hereto, constitute the valid and legally binding obligations of


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

            the Borrower in accordance with their respective terms;

      c. The Borrower's obligations under the Loan Documents remain valid and enforceable obligations, and the execution and delivery of this Second Amendment and the other documents executed in connection herewith shall not be construed as a novation of the Loan Agreement or the other Loan Documents.

5. Except as modified by this Second Amendment, the Loan Agreement remains in full force and effect and unmodified. Borrower warrant and represent that it has no offsets or defenses to its obligations under the Loan Documents, as so modified.

      IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment, or have caused this Second Amendment to be duly executed on their behalf, as of the day and year first hereinabove written.


                                 UNITED INDUSTRIAL CORPORATION


                                 By: /s/ James Perry
                                    ---------------------------------
                                       James Perry, Treasurer & Chief
                                       Financial Officer


                                 AAI CORPORATION


                                 By: /s/ Paul J. Michaud
                                    ---------------------------------
                                       Paul J. Michaud, Vice President,
                                       Chief Financial Officer & Treasurer


                                 AAI ENGINEERING SUPPORT, INC.


                                 By: /s/ Paul J. Michaud
                                    ---------------------------------
                                       Paul J. Michaud, Vice President,
                                       Chief Financial Officer & Treasurer


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

                                 AAI SYSTEMS MANAGEMENT, INC.


                                 By: /s/ Paul J. Michaud
                                    ---------------------------------
                                       Paul J. Michaud, Vice President,
                                       Chief Financial Officer & Treasurer


                                 AAI/ACL TECHNOLOGIES, INC.


                                 By: /s/ Paul J. Michaud
                                    ---------------------------------
                                       Paul J. Michaud, Vice President &
                                       Chief Financial Officer


                                 DETROIT STOKER COMPANY


                                 By: /s/ James Perry
                                    ---------------------------------
                                       James Perry
                                       Vice President


                                 MIDWEST METALLURGICAL
                                 LABORATORY, INC.


                                 By: /s/ James Perry
                                    ---------------------------------
                                       James Perry
                                       Vice President


                                 NEO PRODUCTS CO.


                                 By: /s/ James Perry
                                    ---------------------------------
                                       James Perry
                                       Vice President

                                 SYMTRON SYSTEMS, INC.


                                 By: /s/ James Perry
                                    ---------------------------------
                                       James Perry, Chief Financial Officer,
                                       Asst. Treasurer & Asst. Secretary


                                 UIC-Del. CORPORATION


                                 By: /s/ Paul J. Michaud
                                    ---------------------------------
                                       Paul J. Michaud
                                       President & Treasurer


                                 AAI MICROFLITE Simulation International
                                 Corporation


                                 By: /s/ Paul J. Michaud
                                    ---------------------------------
                                    Paul J. Michaud
                                    President


AGREED TO BY LENDER:


                                 FIRST UNION COMMERCIAL
                                 CORPORATION


                                 By: /s/ Michael J. Landini
                                    ---------------------------------
                                       Michael J. Landini
                                       Vice President


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